SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 21, 2004


                         ALABAMA NATIONAL BANCORPORATION
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    0-25160                    63-1114426
Delaware
(State of Incorporation)    (Commission File Number)         (IRS Employer
                                                        Identification  Number)

               1927 First Avenue North, Birmingham, Alabama 35205
          (Address of principal executive offices, including zip code)

                                 (205) 583-3600
              (Registrant's telephone number, including area code)



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Item 7.          Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit Number                 Exhibit
         --------------                 -------
         99.1                           Press Release dated January 21, 2004


Item 12.         Results of Operations and Financial Condition.

         On January 21, 2004, Alabama National BanCorporation issued a press release announcing financial results for the quarter and twelve months ended December 31, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        Alabama National Bancorporation

                        By: /s/ William E. Matthews, V
                            ----------------------------
                            William E. Matthews, V
                            Executive Vice President and Chief Financial Officer


Dated: January 21, 2004

                                INDEX TO EXHIBITS


Exhibit Number                   Exhibit
--------------                   -------

99.1                             Press Release dated January 21, 2004 *


* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.